INDENTURE


                                  between



                             TIME WARNER INC.



                                    and



                        [_________________________]
                                  Trustee



                      Dated as of [_______ __, _____]



                         Providing for Issuance of
                 Senior Subordinated Securities in Series

                             TABLE OF CONTENTS

                                                             PAGE

                             ARTICLE I

                 Definitions and Other Provisions
                      of General Application

   SECTION 1.01.  Definitions......................................  1
   SECTION 1.02.  Compliance Certificates and Opinions............. 14
   SECTION 1.03.  Form of Documents Delivered to Trustee........... 15
   SECTION 1.04.  Acts of Securityholders.......................... 15
   SECTION 1.05.  Notices, etc., to Trustee and Company............ 17
   SECTION 1.06.  Notices to Securityholders; Waiver............... 17
   SECTION 1.07.  Conflict with Trust Indenture Act................ 18
   SECTION 1.08.  Effect of Headings and Table of Contents......... 18
   SECTION 1.09.  Successors and Assigns........................... 18
   SECTION 1.10.  Separability Clause.............................. 18
   SECTION 1.11.  Benefits of Indenture............................ 18
   SECTION 1.12.  Governing Law.................................... 18
   SECTION 1.13.  Counterparts..................................... 18
   SECTION 1.14.  Judgment Currency................................ 18

                            ARTICLE II

                          Security Forms

   SECTION 2.01.  Forms Generally.................................. 19
   SECTION 2.02.  Forms of Securities.............................. 19
   SECTION 2.03.  Form of Trustee's Certificate of Authentication.. 20
   SECTION 2.04.  Securities Issuable in the Form of a Global
                  Security......................................... 20

                            ARTICLE III

                          The Securities

   SECTION 3.01.  General Title; General Limitations; Issuable in
          Series; Terms of Particular Series....................... 22
   SECTION 3.02.  Denominations.................................... 25
   SECTION 3.03.  Execution, Authentication and Delivery and Dating 26
   SECTION 3.04.  Temporary Securities............................. 27
   SECTION 3.05.  Registration, Transfer and Exchange.............. 28
   SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities. 29
   SECTION 3.07.  Payment of Interest; Interest Rights Preserved... 30
   SECTION 3.08.  Persons Deemed Owners............................ 31
   SECTION 3.09.  Cancellation..................................... 32
   SECTION 3.10.  Computation of Interest.......................... 32
   SECTION 3.11.  Delayed Issuance of Securities................... 32

                            ARTICLE IV

                    Satisfaction and Discharge

   SECTION 4.01.  Satisfaction and Discharge of Indenture.......... 33
   SECTION 4.02.  Application of Trust Money....................... 34
   SECTION 4.03.  Defeasance upon Deposit of Funds or Government
          Obligations.............................................. 34
   SECTION 4.04.  Reinstatement.................................... 36
   SECTION 4.05.  Subordination Provisions Inapplicable............ 37

                             ARTICLE V

                             Remedies

   SECTION 5.01.  Events of Default................................ 37
   SECTION 5.02.  Acceleration of Maturity;Rescission and Annulment 39
   SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement
          by Trustee............................................... 40
   SECTION 5.04.  Trustee May File Proofs of Claim................. 41
   SECTION 5.05.  Trustee May Enforce Claims Without Possession of
          Securities............................................... 42
   SECTION 5.06.  Application of Money Collected................... 42
   SECTION 5.07.  Limitation on Suits.............................. 43
   SECTION 5.08.  Unconditional Right of Securityholders To Receive
          Principal, Premium and Interest.......................... 43
   SECTION 5.09.  Restoration of Rights and Remedies............... 44
   SECTION 5.10.  Rights and Remedies Cumulative................... 44
   SECTION 5.11.  Delay or Omission Not Waiver..................... 44
   SECTION 5.12.  Control by Securityholders....................... 44
   SECTION 5.13.  Waiver of Past Defaults.......................... 44
   SECTION 5.14.  Undertaking for Costs............................ 45
   SECTION 5.15.  Waiver of Stay or Extension Laws................. 45

                            ARTICLE VI

                            The Trustee

   SECTION 6.01.  Certain Duties and Responsibilities.............. 46
   SECTION 6.02.  Notice of Defaults............................... 47
   SECTION 6.03.  Certain Rights of Trustee........................ 47
   SECTION 6.04.  Not Responsible for Recitals or Issuance of
          Securities............................................... 49
   SECTION 6.05.  May Hold Securities.............................. 49
   SECTION 6.06.  Money Held in Trust.............................. 49
   SECTION 6.07.  Compensation and Reimbursement................... 49
   SECTION 6.08.  Disqualification; Conflicting Interests.......... 50
   SECTION 6.09.  Corporate Trustee Required; Eligibility.......... 50
   SECTION 6.10.  Resignation and Removal; Appointment of Successor 51
   SECTION 6.11.  Acceptance of Appointment by Successor........... 52
   SECTION 6.12.  Merger, Conversion, Consolidation or Succession to
          Business................................................. 53
   SECTION 6.13.  Preferential Collection of Claims Against Company 54
   SECTION 6.14.  Appointment of Authenticating Agent.............. 57

                            ARTICLE VII

               Securityholders' Lists and Reports by
                        Trustee and Company

   SECTION 7.01.  Company To Furnish Trustee Names and Addresses of
          Securityholders.......................................... 59
   SECTION 7.02.  Preservation of Information; Communications to
          Securityholders.......................................... 60
   SECTION 7.03.  Reports by Trustee............................... 61
   SECTION 7.04.  Reports by Company............................... 62

                           ARTICLE VIII

           Consolidation, Merger, Conveyance or Transfer

   SECTION 8.01.  Company May Consolidate, etc., Only on Certain
          Terms.................................................... 63
   SECTION 8.02.  Successor Person Substituted..................... 63

                            ARTICLE IX

                      Supplemental Indentures

   SECTION 9.01.  Supplemental Indentures Without Consent of
          Securityholders.......................................... 64
   SECTION 9.02.  Supplemental Indentures with Consent of
          Securityholders.......................................... 65
   SECTION 9.03.  Execution of Supplemental Indentures............. 66
   SECTION 9.04.  Effect of Supplemental Indentures................ 67
   SECTION 9.05.  Conformity with Trust Indenture Act.............. 67
   SECTION 9.06.  Reference in Securities to Supplemental
          Indentures............................................... 67
   SECTION 9.07.  Subordination Unimpaired......................... 67

                             ARTICLE X

                             Covenants

   SECTION 10.01.  Payment of Principal, Premium and Interest...... 67
   SECTION 10.02.  Maintenance of Office or Agency................. 67
   SECTION 10.03.  Money for Security Payments to Be Held in Trust. 68
   SECTION 10.04.  Statement as to Compliance...................... 69
   SECTION 10.05.  Legal Existence................................. 70
   SECTION 10.06.  Waiver of Certain Covenants..................... 70
   SECTION 10.07.  Limitation on Senior Subordinated Indebtedness.. 70
   SECTION 10.08.  Repurchase of Securities Upon a Change of
           Control................................................. 71

                            ARTICLE XI

                     Redemption of Securities

   SECTION 11.01.  Applicability of Article........................ 71
   SECTION 11.02.  Election To Redeem; Notice to Trustee........... 71
   SECTION 11.03.  Selection by Trustee of Securities To Be
           Redeemed................................................ 72
   SECTION 11.04.  Notice of Redemption............................ 72
   SECTION 11.05.  Deposit of Redemption Price..................... 73
   SECTION 11.06.  Securities Payable on Redemption Date........... 74
   SECTION 11.07.  Securities Redeemed in Part..................... 74
   SECTION 11.08.  Provisions with Respect to Any Sinking Funds.... 74
   SECTION 11.09.  Rescission of Redemption........................ 76

                            ARTICLE XII

                            Conversion

   SECTION 12.01.  Conversion Privilege............................ 77
   SECTION 12.02.  Conversion Procedure; Rescission of Conversion;
          Conversion Price; Fractional Shares...................... 77
   SECTION 12.03.  Adjustment of Conversion Price for Common Stock or
          Other Marketable Securities.............................. 79
   SECTION 12.04.  Consolidation or Merger of the Company.......... 83
   SECTION 12.05.  Notice of Adjustment............................ 84
   SECTION 12.06.  Notice in Certain Events........................ 84
   SECTION 12.07.  Company To Reserve Stock or Other Marketable
          Securities; Registration; Listing........................ 85
   SECTION 12.08.  Taxes on Conversion............................. 85
   SECTION 12.09.  Conversion After Record Date.................... 86
   SECTION 12.10.  Corporate Action Regarding Par Value of Common
           Stock................................................... 86
   SECTION 12.11.  Company Determination Final..................... 86
   SECTION 12.12.  Trustee's Disclaimer............................ 86

                           ARTICLE XIII

                           Subordination


   SECTION 13.01.  Agreement To Subordinate........................ 87
   SECTION 13.02.  Liquidation, Dissolution, Bankruptcy............ 87
   SECTION 13.03. Default on Senior Indebtedness and Senior Subordinated Indebtedness; Payment Restrictions in Certain
          Circumstances............................................ 89
   SECTION 13.04.  Disputes with Holders of Certain Senior
          Indebtedness............................................. 90
   SECTION 13.05.  Acceleration of Notes........................... 90
   SECTION 13.06.  When Distribution Must Be Paid Over............. 90
   SECTION 13.07.  Relative Rights................................. 90
   SECTION 13.08.  Subordination May Not Be Impaired by Company.... 91
   SECTION 13.09.  Distribution or Notice to Representative........ 91
   SECTION 13.10.  Rights of Trustee and Paying Agent.............. 91
   SECTION 13.11.  Notice to Trustee............................... 91
   SECTION 13.12.  Trustee Not a Fiduciary......................... 92
   SECTION 13.13.  Effectuation of Subordination by Trustee........ 92
   SECTION 13.14.  Article Applicable to Paying Agents............. 92
   SECTION 13.15.  Trustee; Compensation Not Prejudiced............ 92

          INDENTURE between [_________________]*, a Delaware corporation (hereinafter called the "Company") having its principal office at 75 Rockefeller Plaza, New York, New York 10019, and [_________________], a [_____________], trustee (hereinafter called the "Trustee"), made and entered into as of the [__] day of [_______, ______].

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its senior subordinated debentures, notes, bonds or other evidences of indebtedness, to be issued in one or more fully registered series.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          To set forth or to provide for the establishment of the terms and conditions upon which the Securities are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Securities by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as the case may be:


                             ARTICLE I

                 DEFINITIONS AND OTHER PROVISIONS
                      OF GENERAL APPLICATION

          SECTION 1.01. DEFINITIONS. For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
- --------------------------------------------

**FOOTNOTES**

* Except as provided in this footnote, for purposes of this Indenture, the Company shall mean Time Warner Inc., a Delaware corporation ("Time Warner"). To the extent that the TBS Transaction shall have occurred on or prior to the date of this Indenture and substantially all of the indebtedness for borrowed money of Time Warner immediately prior to the TBS Transaction (the "Time Warner Debt") is assumed by a holding company ("New Time Warner") which immediately after the TBS Transaction owns, either directly or indirectly, all of the capital stock of Time Warner, then the Company shall mean New Time Warner; PROVIDED that if the Time Warner Debt being assumed by New Time Warner is guaranteed by Time Warner, Time Warner shall provide a senior subordinated guarantee for the Securities. To the extent the TBS Transaction shall have occurred on or prior to the date of this Indenture and substantially all of the Tine Warner Debt is not assumed by New Time Warner, the Company shall mean (at New Time Warner's option) either (i) New Time Warner (PROVIDED that Time Warner shall provide a senior subordinated guarantee for the Securities) or (ii) Time Warner. If the TBS Transaction has not occurred prior to the date of this Indenture, Section 8.1 hereof shall be modified to include provisions effectuating the intent of the foregoing upon the consummation of the TBS Transaction (pursuant to an indenture supplement, if appropriate).

          (b) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles and any accounting rules or interpretations promulgated by the Commission as are generally in effect in the United States of America as of the date of this Indenture; and

          (d) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Six, are defined in that Article.

          "Act", when used with respect to any Securityholder, has the meaning specified in Section 1.04.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee to authenticate Securities under Section 6.14.

          "Board of Directors" means (a) the board of directors of the Company, (b) any duly authorized committee of such board, (c) any committee of officers of the Company or (d) any officer of the Company acting, in the case of (c) or (d), pursuant to authority granted by the board of directors of the Company or any committee of such board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means, with respect to any series of Securities, unless otherwise specified in a Board Resolution or an Officer's Certificate with respect to a particular series of Securities, any day other than a Saturday or Sunday or any other day on which banking institutions in the pertinent Place or Places of Payment or the city in which the Corporate Trust Office is located are authorized or required by law or executive order to be closed.

          "Change of Control" means, (i) whenever, in any three-year period, a majority of the members of the Board of Directors of the Company elected during such three-year period shall have been so elected against the recommendation of the management of the Company or the Board of Directors of the Company in office immediately prior to such election; PROVIDED, HOWEVER, that for purposes of this clause (i) a member of such Board of Directors shall be deemed to have been elected against the recommendation of such Board of Directors if his or her initial election occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than such Board of Directors; or
(ii) whenever any Person shall acquire (whether by merger, consolidation, sale, assignment, lease, transfer or otherwise, in one transaction or any related series of transactions) or otherwise beneficially own voting securities of the Company that represent in excess of 50% of the voting power of all outstanding voting securities of the Company generally entitled to vote for the election of directors of the Company, if such Person had acquired or publicly announced its intention to initially acquire ten percent or more of such voting securities in a transaction that had not, within 30 days after the date of such acquisition or public announcement, been approved by the management of the Company.

          "Change of Control Offer" means, with respect to Securities of any series the terms of which require the Company to make such offer, an offer to purchase such Securities by the Company from the Holders commenced by mailing a notice to the Trustee and each Holder stating: (i) the covenant of this Indenture pursuant to which the offer is being made and that all Securities validly tendered will be accepted for payment on a pro rata basis; (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 40 days from the date such notice is mailed) (the "Change of Control Payment Date"); (iii) that any Security not tendered will continue to accrue interest pursuant to its terms; (iv) that, unless the Company defaults in the payment of the purchase price, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on and after the Change of Control Payment Date; (v) that Holders electing to have a Security purchased pursuant to the Change of Control Offer will be required to surrender the Security, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of the Security completed (or such other form that shall appear on the reverse side of such Security for such purpose), to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Change of Control Payment Date; (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Change of Control Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased; and (vii) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; PROVIDED that each Security purchased shall be in a principal amount equal to the minimum authorized denomination for the applicable series or integral multiples thereof. On the Change of Control Payment Date, the Company shall (i) accept for payment on a pro rata basis Securities or portions thereof tendered pursuant to a Change of Control Offer; (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee all Securities or portions thereof so accepted together with an Officers' Certificate specifying the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered; PROVIDED that each Security purchased shall be in a principal amount equal to the minimum authorized denomination for the applicable series or integral multiples thereof. The Company will publicly announce the results of a Change of Control Offer as soon as practicable after the Change of Control Payment Date. The Trustee shall act as the Paying Agent for a Change of Control Offer. The Change of Control Offer must remain open for at least 30 days and not more than 40 days and the Company will comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that the Company is required to repurchase one or more series of Securities pursuant to a Change of Control Offer.

          "Closing Price" of the Common Stock or other Marketable Security, as the case may be, shall mean the last reported sale price of such stock or other Marketable Security (regular way) as shown on the Composite Tape of the NYSE (or, if such stock or other Marketable Security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such stock or other Marketable Security is listed or admitted to trading), or, if it is not listed or admitted to trading on any national securities exchange, the last reported sale price of such stock or other Marketable Security (regular way) as reported by the National Association of Security Dealers Automated Quotation System (NASDAQ), or in case no such sale takes place on such day, the average of the closing bid and asked prices on the NYSE (or, if such stock or other Marketable Security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such stock or other Marketable Security is listed or admitted to trading), or, if it is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), or if such stock or other Marketable Security is not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" shall mean the class of Common Stock, par value $1.00 per share, of the Company authorized at the date of this Indenture as originally signed, or any other class of stock resulting from successive changes or reclassifications of such Common Stock, and in any such case including any shares thereof authorized after the date of this Indenture, and any other shares of stock of the Company which do not have any priority in the payment of dividends or upon liquidation over any other class of stock.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

          "Company Request", "Company Order" and "Company Consent" mean a written request, order or consent, respectively, signed in the name of the Company by its Chairman of the Board, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Conversion Agent" means any Person authorized by the Company to receive Securities to be converted into Common Stock or other Marketable Securities on behalf of the Company. The Company initially authorizes the Trustee to act as Conversion Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons to act as Conversion Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

          "Conversion Price" means, with respect to any series of Securities which are convertible into Common Stock or other Marketable Securities, the price per share of Common Stock or the price per designated unit of other Marketable Security at which the Securities of such series are so convertible as set forth in the Board Resolution with respect to such series (or in any supplemental indenture entered into pursuant to Section 9.01(i) with respect to such series), as the same may be adjusted from time to time in accordance with Section 12.03 (or such supplemental indenture).

          "Converting Holder" shall have the meaning specified in Section 12.02(c) of this Indenture.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

          "Current Market Price" on any date shall mean the average of the daily Closing Prices per share of Common Stock or of such other Marketable Securities for any 30 consecutive Trading Days selected by the Company prior to the day in question, which 30 consecutive Trading Day period shall not commence more than 45 Trading Days prior to the day in question; provided that, with respect to Section 12.03(c), the "Current Market Price" of the Common Stock or of such other Marketable Securities shall mean the average of the daily Closing Prices per share of Common Stock or of such other Marketable Securities for the five consecutive Trading Days ending on the date of the distribution referred to in Section 12.03(c) (or if such date shall not be a Trading Day, on the Trading Day immediately preceding such date).

          "Defaulted Interest" has the meaning specified in Section 3.07.

          "Depository" means, unless otherwise specified by the Company pursuant to either Section 2.04 or 3.01, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Exchange Act, or other applicable statute or regulation.

          "Event of Default" has the meaning specified in Article Five.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "GAAP" means generally accepted accounting principles as such principles are in effect as of the date of this Indenture.

          "Global Security", when used with respect to any series of Securities issued hereunder, means a Security which is executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and an indenture supplemental hereto, if any, or Board Resolution and pursuant to a Company Request, which shall be registered in the name of the Depository or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due, and interest rate or method of determining interest.

          "Holder", when used with respect to any Security, means a Securityholder.

          "Indenture" or "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01.

          "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of any installment of interest on those Securities.

          "Marketable Security" means any common stock, debt security or other security of a Person which is (or will, upon distribution thereof, be) listed on the NYSE, the American Stock Exchange or any national securities exchange registered under Section 6 of the Exchange Act, or approved for quotation in the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System or any similar system of automated dissemination of quotations of securities prices in the United States or for which there is a recognized market maker or trading market.

          "Material U.S. Subsidiary" means any Person that is a Subsidiary if (a) such Person is organized under the laws of the United States of America or any political subdivision thereof (including any state thereof or the District of Columbia) and (b) at the end of the most recent fiscal quarter of the Company, the aggregate amount, determined in accordance with GAAP consistently applied, of securities of, loans and advances to, and other investments in, such Person held by the Company and its other Subsidiaries exceeded 10% of the Company's Consolidated Net Worth. For purposes of the foregoing, "Consolidated Net Worth" means the consolidated stockholders' or owners' equity of the holders of capital stock or partnership interests of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP consistently applied; PROVIDED that to the extent the Company's 8- 3/4 % Convertible Subordinated Debentures due 2015 or 11% Convertible Subordinated Debentures due 2015 have been issued in exchange for the Company's outstanding Series C 8-
 3/4 % Convertible Exchangeable Preferred Stock or Series D 11% Convertible Exchangeable Preferred Stock, respectively, such Debentures that are then outstanding shall be considered equity for the purposes of the computation of the Company's Consolidated Net Worth.

          "Maturity", when used with respect to any Securities, means the date on which the principal of any such Security becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "NYSE" shall mean the New York Stock Exchange, Inc.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company, and shall be acceptable to the Trustee, whose acceptance shall not be unreasonably withheld.

          "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or of counsel to the Company, which is delivered to the Trustee. Such counsel shall be acceptable to the Trustee, whose acceptance shall not be unreasonably withheld.

          "Original Issue Discount Security" means (a) any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof, and (b) any other Security which is with "original issue discount" within the meaning of Section 1273(a) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

          "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

          (a) such Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (c) such Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, or which shall have been paid pursuant to the terms of
     Section 3.06 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Company).

In determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of the taking of such action upon a declaration of acceleration of the Maturity thereof and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer assigned to the Corporate Trust Department of the Trustee knows to be owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "PARI PASSU", as applied to the ranking of any indebtedness or other obligation of a Person in relation to other indebtedness or other obligation of such Person, means that each such indebtedness or other obligation either (a) is not subordinated in right of payment to any indebtedness or other obligation or (b) is subordinate in right of payment to the same indebtedness or other obligation as is the other, and is so subordinate to the same extent, and is not subordinate in right of payment to each other or to any indebtedness or other obligation as to which the other is not so subordinate.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Company initially authorizes the Trustee to act as Paying Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons to act as Paying Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

          "Person" means any individual, corporation, partnership, limited liability partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment" means with respect to any series of Securities issued hereunder the city or political subdivision so designated with respect to the series of Securities in question in accordance with the provisions of Section 3.01.

          "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in the Security at which it is to be redeemed pursuant to this Indenture.

          "Redemption Rescission Event" shall mean the occurrence of (a) any general suspension of trading in, or limitation on prices for, securities on the principal national securities exchange on which shares of Common Stock or Marketable Securities are registered and listed for trading (or, if shares of Common Stock or Marketable Securities are not registered and listed for trading on any such exchange, in the over-the-counter market) for more than 6- 1/2 consecutive trading hours, (b) any decline in either the Dow Jones Industrial Average or the Standard & Poor's Index of 400 Industrial Companies (or any successor index published by Dow Jones & Company, Inc., or Standard & Poor's Corporation) by either (i) an amount in excess of 10%, measured from the close of business on any Trading Day to the close of business on the next succeeding Trading Day during the period commencing on the Trading Day preceding the day notice of any redemption of Securities is given (or, if such notice is given after the close of business on a Trading Day, commencing on such Trading Day) and ending at the time and date fixed for redemption in such notice or (ii) an amount in excess of 15% (or, if the time and date fixed for redemption is more than 15 days following the date on which such notice of redemption is given, 20%), measured from the close of business on the Trading Day preceding the day notice of such redemption is given (or, if such notice is given after the close of business on a Trading Day, from such Trading Day) to the close of business on any Trading Day at or prior to the time and date fixed for redemption, (c) a declaration of a banking moratorium or any suspension of payments in respect of banks by Federal or state authorities in the United States or (d) the commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States which in the reasonable judgment of the Company could have a material adverse effect on the market for the Common Stock or Marketable Securities.

          "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date specified in such Security as the Regular Record Date.

          "Repayment Date", when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.

          "Repayment Price", when used with respect to any Security to be repaid, means the price at which it is to be repaid pursuant to such Security.

          "Representative" means any Person whom the Company has, by written notice to the Trustee, identified as the indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

          "Required Currency", when used with respect to any Security, has the meaning set forth in Section 1.14.

          "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of indebtedness, as the case may be, of any series authenticated and delivered from time to time under this Indenture.

          "Securityholder" means a Person in whose name a Security is registered in the Security Register.

          "Security Register" shall have the meaning specified in Section
3.05.

          "Security Registrar" means the Person who keeps the Security Register specified in Section 3.05. The Company initially appoints the Trustee to act as Security Registrar for the Securities on its behalf. The Company may at any time and from time to time authorize any Person to act as Security Registrar in place of the Trustee with respect to any series of Securities issued under this Indenture.

          "Senior Indebtedness" means all indebtedness or obligations of the Company, whether outstanding at the date of execution of this Indenture or thereafter incurred, assumed, guaranteed or otherwise created, unless the terms of the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created any such indebtedness or obligation expressly provide that such indebtedness or obligation is subordinated to all other indebtedness of the Company or that such indebtedness or obligation is PARI PASSU with, or is subordinated in right of payment to, the Securities, with respect to any of the following (including, without limitation, interest accruing on or after a bankruptcy or other similar event, whether or not an allowed claim therein): (a) any indebtedness incurred by the Company or assumed or guaranteed, directly or indirectly, by the Company (i) for money borrowed, (ii) in connection with the acquisition of any business, property or other assets (other than trade payables incurred in the ordinary course of business) or (iii) for advances or progress payments in connection with the construction or acquisition of any building, motion picture, television production or other entertainment of any kind; (b) any obligation of the Company (or of a Subsidiary which is guaranteed by the Company) as lessee under a lease of real or personal property; (c) any obligation of the Company to purchase property at a future date in connection with a financing by the Company or a Subsidiary;
(d) letters of credit; (e) currency swaps and interest rate hedges; and (f) any deferral, renewal, extension or refunding of any of the foregoing.

          "Senior Subordinated Indebtedness" means the Company's senior subordinated indebtedness outstanding from time to time, which indebtedness is PARI PASSU with the Securities.

          "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 3.07) means a date fixed by the Trustee pursuant to
Section 3.07.

          "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means, with respect to any Person, any corporation more than 50% of the Voting Stock of which is owned directly or indirectly by such Person, and any partnership, association, joint venture or other entity in which such Person owns more than 50% of the equity interests or has the power to elect a majority of the board of directors or other governing body.

          "TBS Transaction"** means the transaction contemplated by the Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995, among the Company, certain of its subsidiaries and Turner
Broadcasting System, Inc., as the same may be amended from time to time.

- -------------------------------------
***FOOTNOTES***

** This definition will be deleted if the TBS Transaction has occurred prior to the date of this Indenture.

          "Trading Day" shall mean with respect to the Common Stock or a Marketable Security, so long as the Common Stock or such Marketable Security, as the case may be, is listed or admitted to trading on the NYSE, a day on which the NYSE is open for the transaction of business, or, if the Common Stock or such Marketable Security, as the case may be, is not listed or admitted to trading on the NYSE, a day on which the principal national securities exchange on which the Common Stock or such Marketable Security, as the case may be, is listed is open for the transaction of business, or, if the Common Stock or such Marketable Security, as the case may be, is not so listed or admitted for trading on any national securities exchange, a day on which NASDAQ is open for the transaction of business.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that, in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" or "TIA" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee", shall mean and include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof at any time prior to the Stated Maturity of any series of Securities, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president", including, without limitation, an assistant vice president.

          "Voting Stock", as applied to the stock of any corporation, means stock of any class or classes (however designated) having by the terms thereof ordinary voting power to elect a majority of the members of the board of directors (or other governing body) of such corporation other than stock having such power only by reason of the happening of a contingency.


          SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent), provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent), have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual statements of compliance provided pursuant to Section 10.04) shall include

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, and that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give an opinion as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.04. ACTS OF SECURITYHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders or Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. If any Securities are denominated in coin or currency other than that of the United States, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action as herein described, the principal amount of such Securities shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange into United States dollars for the currency in which such Securities are denominated (as evidenced to the Trustee by an Officers' Certificate) as of the date the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in the immediately preceding sentence. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. Such record date shall be the later of 10 days prior to the first solicitation of such action or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 7.01. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other action by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date, and that no such request, demand, authorization, direction, notice, consent, waiver or other action may be amended, withdrawn or revoked once given by a Holder, unless the Company shall provide for such amendment, withdrawal or revocation in conjunction with such solicitation of requests, demands, authorizations, directions, notices, consents, waivers or other actions or unless and to the extent required by applicable law.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon whether or not notation of such action is made upon such Security.

          SECTION 1.05. NOTICES, ETC., TO TRUSTEE AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention of Corporate Trust Department; or

          (b) the Company by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (except as provided in Section 5.01(d) or, in the case of a request for repayment, as specified in the Security carrying the right to repayment) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention of Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 1.06. NOTICES TO SECURITYHOLDERS; WAIVER. Where this Indenture or any Security provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Securityholder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Securityholder when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as shall be satisfactory to the Trustee and the Company shall be deemed to be a sufficient giving of such notice.

          SECTION 1.07. CONFLICT WITH TRUST INDENTURE ACT. If and to the extent that any provision hereof limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, any of Sections 3.10 to 3.18, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

          SECTION 1.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 1.10. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in any Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Security Registrar, the holders of Senior Indebtedness and the Holders of Securities (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.12. GOVERNING LAW. This Indenture shall be construed in accordance with and governed by the laws of the State of New York.

          SECTION 1.13. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 1.14. JUDGMENT CURRENCY. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency, expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in the City of New York or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.


                            ARTICLE II

                          SECURITY FORMS

          SECTION 2.01. FORMS GENERALLY. The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities, subject, with respect to the Securities of any series, to the rules of any securities exchange on which such Securities are listed.

          SECTION 2.02. FORMS OF SECURITIES. Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee the Board Resolution by or pursuant to which such form of Security has been approved, which Board Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved thereby or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the Company.

          SECTION 2.03. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The form of Trustee's Certificate of Authentication for any Security issued pursuant to this Indenture shall be substantially as follows:


             "TRUSTEE'S CERTIFICATE OF AUTHENTICATION"

          This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.


                                   [______________],
                                   as Trustee,



                                   By
                                       Authorized Officer"

          SECTION 2.04. SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY. (a) If the Company shall establish pursuant to Sections 2.02 and
3.01 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee or its agent shall in accordance with Section
3.03 and the Company Order delivered to the Trustee or its agent thereunder, authenticate and deliver, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the outstanding Securities of such series to be represented by such Global Security or Securities, or such portion thereof as the Company shall specify in a Company Order, (ii) shall be registered in the name of the Depository for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depository or pursuant to the Depository's instruction and
(iv) shall bear a legend substantially to the following effect:

          "Unless this certificate is presented by an authorized representative of the Depository to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of the nominee of the Depository or in such other name as is requested by an authorized representative of the Depository (and any payment is made to the nominee of the Depository or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, the nominee of the Depository, has an interest herein. Unless and until it is exchanged in whole or in part for securities in definitive registered form, this certificate may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor depository or a nominee of such successor depository."

          (b) Notwithstanding any other provision of this Section 2.04 or of Section 3.05, and subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 3.05, only to a nominee of the Depository for such Global Security, or to the Depository, or a successor Depository for such Global Security selected or approved by the Company, or to a nominee of such successor Depository.

          (c) (i) If at any time the Depository for a Global Security notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time the Depository for the Securities for such series shall no longer be eligible or in good standing under the Exchange Act or other applicable statute or regulation, the Company shall appoint a successor Depository with respect to such Global Security. If a successor Depository for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver, individual Securities of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

          (ii) The Company may at any time and in its sole discretion determine that the Securities of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series or portion thereof in exchange for such Global Security or Securities.

          (iii)If specified by the Company pursuant to Sections 2.02 and
3.01 with respect to Securities issued or issuable in the form of a Global Security, the Depository for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depository. Thereupon the Company shall execute, and the Trustee or its agent shall authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest as specified by such Depository in the Global Security; and (B) to such Depository a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

          (iv) In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee or its agent will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee or its agent. Except as provided in the preceding paragraph, Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Security Registrar. The Trustee or the Security Registrar shall deliver at its Corporate Trust Office such Securities to the Persons in whose names such Securities are so registered.


                            ARTICLE III

                          THE SECURITIES

          SECTION 3.01.  GENERAL TITLE; GENERAL LIMITATIONS; ISSUABLE IN
SERIES; TERMS OF PARTICULAR SERIES.   The aggregate principal  amount of
Securities which may be authenticated and delivered and outstanding under this Indenture is not limited.

          The Securities may be issued in one or more series as from time to time may be authorized by the Board of Directors. There shall be established in or pursuant to a Board Resolution or in a supplemental indenture, subject to Section 3.11, prior to the issuance of Securities of any such series:

          (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of any other series);

          (b) the Person to whom any interest on a Security of such series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (c) the date or dates on which the principal of the Securities of such series is payable;

          (d) the rate or rates at which the Securities of such series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

          (e) the place or places where the principal of and any premium and interest on Securities of such series shall be payable;

          (f) the period or periods within which, the Redemption Price or Prices or the Repayment Price or Prices, as the case may be, at which and the terms and conditions upon which Securities of such series may be redeemed or repaid (including the applicability of Section 11.09), as the case may be, in whole or in part, at the option of the Company or the Holder;

          (g) the obligation, if any, of the Company to purchase Securities of such series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of such series shall be purchased, in whole or in part, pursuant to such obligation;

          (h) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of such series shall be issuable;

          (i) provisions, if any, with regard to the conversion or exchange of the Securities of such series, at the option of the Holders thereof or the Company, as the case may be, for or into new Securities of a different series, Common Stock or other securities and, if the Securities of such series are convertible into Common Stock or other Marketable Securities, the Conversion Price therefor;

          (j) if other than U.S. dollars, the currency or currencies or units based on or related to currencies in which the Securities of such series shall be denominated and in which payments of principal of, and any premium and interest on, such Securities shall or may be payable;

          (k) if the principal of (and premium, if any) or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency (including a composite currency) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (l) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of such series may be determined with reference to an index based on a coin or currency (including a composite currency) other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

          (m) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06, 11.07, 12.02 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

          (n) provisions, if any, with regard to the exchange of Securities of such series, at the option of the Holders thereof, for other Securities of the same series of the same aggregate principal amount of a different authorized kind or different authorized denomination or denominations, or both;

          (o) provisions, if any, with regard to the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Securities of any one or more series in connection with such transactions as shall be specified in the provisions of this Indenture or in or pursuant to such Board Resolution or supplemental indenture;

          (p) the portion of the principal amount of Securities of the series, if other than the principal amount thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or provable in bankruptcy pursuant to Section 5.04;

          (q) any Event of Default with respect to the Securities of such series, if not set forth herein, and any additions, deletions or other changes to the Events of Default set forth herein that shall be applicable to the Securities of such series;

          (r) any covenant solely for the benefit of the Securities of such series and any additions, deletions or other changes to Article Ten or Section 1.01 or any definitions otherwise applicable to the Securities of that series;

          (s) if Section 4.03 of this Indenture shall not be applicable to the Securities of such series and if Section 4.03 shall be applicable to any covenant or Event of Default established in or pursuant to a Board Resolution or in a supplemental indenture as described above that has not already been established herein;

          (t) if the Securities of such series shall be issued in whole or in part in the form of a Global Security or Securities, the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities, and the Depository for such Global Security or Securities;

          (u) if the Securities of such series shall bear interest, whether such interest shall be payable in cash, in such Securities or in a combination thereof; and

          (v) any other terms of such series, all upon such terms as may be determined in or pursuant to such Board Resolution or supplemental indenture with respect to such series.

          The form of the Securities of each series shall be established pursuant to the provisions of this Indenture in or pursuant to the Board Resolution or in the supplemental indenture creating such series. The Securities of each series shall be distinguished from the Securities of each other series in such manner, reasonably satisfactory to the Trustee, as the Board of Directors may determine.

          Unless otherwise provided with respect to Securities of a particular series, the Securities of any series may only be issuable in registered form, without coupons.

          Any terms or provisions in respect of the Securities of any series issued under this Indenture may be determined pursuant to this Section by providing for the method by which such terms or provisions shall be determined.

          SECTION 3.02. DENOMINATIONS. The Securities of each series shall be issuable in such denominations and currency as shall be provided pursuant to the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series. In the absence of any such provisions with respect to the Securities of any series, the Securities of that series shall be issuable only in fully registered form in denominations of $1,000 and any integral multiple thereof.

          SECTION 3.03. EXECUTION, AUTHENTICATION AND DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, one of its Vice Presidents or its Treasurer under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication; and the Trustee shall, upon Company Order, authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Prior to any such authentication and delivery, the Trustee shall be entitled to receive, in addition to any Officers' Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to
Section 1.02, and the Board Resolution and any certificate relating to the issuance of the series of Securities required to be furnished pursuant to
Section 2.02, an Opinion of Counsel stating that:

          (a) all instruments furnished to the Trustee conform to the requirements of the Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

          (b) the form and terms of such Securities have been established in conformity with the provisions of this Indenture;

          (c) all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, the Company has the corporate power to issue such Securities and such Securities have been duly authorized and delivered by the Company and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance and other similar laws affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and subject to other customary exceptions and qualifications) and are entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding;

          (d)  the Indenture is qualified under the Trust Indenture Act;
     and

          (e)  such other matters as the Trustee may reasonably request;

and, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, also stating that all laws and requirements with respect to the form and execution by the Company of the supplemental indenture with respect to that series of Securities have been complied with, the Company has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance and other similar laws affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and subject to other customary exceptions and qualifications).

          The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

          Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          SECTION 3.04. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, the Company may execute, and, upon receipt of the documents required by Section 3.03, together with a Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment, without charge to the Holder; and upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations and of like tenor and terms. Until so exchanged the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          SECTION 3.05. REGISTRATION, TRANSFER AND EXCHANGE. The Company shall keep or cause to be kept a register or registers (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities, or of Securities of a particular series, and of transfers of Securities or of Securities of such series. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by the Company as provided in Section 10.02. There shall be only one Security Register per series of Securities.

          Subject to the provisions of this Indenture, upon surrender for registration of transfer of any Security of any series at the office or agency of the Company maintained for such purpose in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms.

          Subject to Section 2.04, at the option of the Holder, Securities of any series may be exchanged for other Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and like tenor and terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

          Unless otherwise provided in this Indenture or the Security to be registered for transfer or exchanged, no service charge shall be made on any Securityholder for any registration of transfer or exchange of Securities, but the Company may (unless otherwise provided in such Security) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to
Section 3.04, 9.06 or 11.07 not involving any transfer.

          The Company shall not be required (a) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 11.03 and ending at the close of business on the date for redemption set forth in such mailing or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part.

          None of the Company, the Trustee, any agent of the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 3.06. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If (a) any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security and (b) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor, series, Stated Maturity and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 3.07. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Unless otherwise provided with respect to such Security pursuant to Section 3.01, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or clause (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to the Holder of each such Security at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          If any installment of interest the Stated Maturity of which is on or prior to the Redemption Date for any Security called for redemption pursuant to Article Eleven is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Securities.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 3.08. PERSONS DEEMED OWNERS. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 3.07) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 3.09. CANCELLATION. All Securities surrendered for payment, redemption, conversion, registration of transfer, or exchange or credit against a sinking fund shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall dispose of all cancelled Securities in accordance with its standard procedures and deliver a certificate of such disposition to the Company.

          SECTION 3.10. COMPUTATION OF INTEREST. Unless otherwise provided as contemplated in Section 3.01, interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months.

          SECTION 3.11. DELAYED ISSUANCE OF SECURITIES. Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee an Officers' Certificate, Board Resolution, supplemental indenture, Opinion of Counsel or Company Order otherwise required pursuant to Sections 1.02, 2.02, 3.01 and 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first Security of such series to be issued; provided that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate or other certificates delivered pursuant to Sections 1.02 and 2.02 shall be true and correct as if made on such date.

          A Company Order, Officers' Certificate or Board Resolution or supplemental indenture delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time in the aggregate principal amount, if any, established for such series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order upon the telephonic, electronic or written order of Persons designated in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution (any such telephonic or electronic instructions to be promptly confirmed in writing by such Persons) and that such Persons are authorized to determine, consistent with such Company Order, Officers' Certificate, supplemental indenture or Board Resolution, such terms and conditions of said Securities as are specified in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution.


                            ARTICLE IV

                    SATISFACTION AND DISCHARGE

          SECTION 4.01.  SATISFACTION AND DISCHARGE OF INDENTURE.   This
Indenture shall cease to be of further effect with respect to any series of Securities (except as to any surviving rights of conversion or transfer or exchange of Securities of such series expressly provided for herein or in the form of Security for such series), and the Trustee, on receipt of a Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when:

          (a)  either:

               (i) all Securities of that series theretofore authenticated and delivered (other than (A) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Securities of such series for whose payment money in the Required Currency has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee canceled or for cancellation; or

               (ii) all such Securities of that series not theretofore delivered to the Trustee canceled or for cancellation:

               (A)  have become due and payable,

               (B) will become due and payable at their Stated Maturity within one year, or

               (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited (which deposit is not prohibited by Article Thirteen) with the Trustee as trust funds in trust for the purpose an amount in the Required Currency sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee canceled or for cancellation, for principal of (and premium, if any) and interest thereon to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities of such series; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee with respect to that series under Section 6.07 shall survive and the obligations of the Company and the Trustee with respect to that series under Sections 3.05, 3.06, 4.02, 10.02 and 10.03 shall survive.

          SECTION 4.02. APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 or Section 4.03 shall be held in trust and applied by it, in accordance with the provisions of the series of Securities in respect of which it was deposited and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest thereon for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

          Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or securities deposited with and held by it as provided in
Section 4.03 and this Section 4.02 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent satisfaction and discharge, Discharge (as defined below) or covenant defeasance; provided that the Trustee shall not be required to liquidate any securities in order to comply with the provisions of this paragraph.

          SECTION 4.03. DEFEASANCE UPON DEPOSIT OF FUNDS OR GOVERNMENT OBLIGATIONS. Unless pursuant to Section 3.01 provision is made that this Section shall not be applicable to the Securities of any series, at the Company's option, either (a) the Company shall be deemed to have been Discharged from its obligations with respect to any series of Securities after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 10.05 and 10.07 and Article Eight (and any other Sections or covenants applicable to such Securities that are determined pursuant to Section 3.01 to be subject to this provision), and clause (d) of Section 5.01 (and any other Events of Default applicable to such Securities that are determined pursuant to Section 3.01 to be subject to this provision) shall be deemed not to be an Event of Default, with respect to any series of Securities at any time after the applicable conditions set forth below have been satisfied:

          (i) the Company shall have deposited or caused to be deposited (which deposit is not prohibited by Article Thirteen) irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (A) money in an amount, (B) (x) with respect to securities denominated in United States dollars, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount or
     (y) with respect to securities denominated in currencies other than United States dollars, the equivalent in securities of the government which issued the currency in which the Securities are denominated or government agencies backed by the full faith and credit of such government which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount or
     (C) a combination of (A) and (B), sufficient, in the opinion (with respect to (B) and (C)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) and any premium of, interest on and any repurchase or redemption obligations with respect to the outstanding Securities of such series on the dates such installments of interest or principal or repurchase or redemption obligations are due (before such a deposit, if the Securities of such series are then redeemable or may be redeemed in the future pursuant to the terms thereof, in either case at the option of the Company, the Company may give to the Trustee, in accordance with Section 11.02, a notice of its election to redeem all of the Securities of such series at a future date in accordance with Article Eleven);

          (ii) no Event of Default or event (including such deposit) which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

          (iii)the Company shall have delivered to the Trustee (A) an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 4.03 and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of Securities being Discharged, accompanied by a ruling to that effect from the Internal Revenue Service, unless, as set forth in such Opinion of Counsel, there has been a change in the applicable federal income tax law since the date of this Indenture such that a ruling from the Internal Revenue Service is no longer required and (B) an Opinion of Counsel, subject to such qualifications, exceptions, assumptions and limitations as are reasonably deemed necessary by such counsel and are reasonably satisfactory to counsel for the Trustee, to the effect that the trust resulting from the deposit referred to in paragraph (i) above does not violate the Investment Company Act of 1940; and

          (iv) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit referred to in paragraph (i) above was not made by the Company with the intent of preferring the Holders over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

          "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, upon receipt of a Company Request and at the expense of the Company, shall execute proper instruments acknowledging the same), except (a) the rights of Holders of Securities to receive, from the trust fund described in paragraph (i) above, payment of the principal of and any premium and interest on such Securities when such payments are due; (b) the Company's obligations with respect to such Securities under Sections 3.05, 3.06, 4.02, 6.07, 10.02 and 10.03; (c) the Company's right of redemption, if any, with respect to any Securities of such series pursuant to Article Eleven, in which case the Company may redeem the Securities of such series in accordance with Article Eleven by complying with such Article and depositing with the Trustee, in accordance with Section 11.05, an amount of money sufficient, together with all amounts held in trust pursuant to
Section 4.02 with respect to Securities of such series, to pay the Redemption Price of all the Securities of such series to be so redeemed; and (d) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and Discharge has a correlative meaning.

          SECTION 4.04. REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any money or securities in accordance with Section 4.02 of this Indenture by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.01 or 4.03 of this Indenture, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or securities in accordance with Section
4.02 of this Indenture; PROVIDED that if the Company has made any payment of principal of or premium or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or securities held by the Trustee or Paying Agent.

          SECTION 4.05. SUBORDINATION PROVISIONS INAPPLICABLE. Notwithstanding anything contained herein to the contrary, any money that shall have been deposited by the Company with the Trustee pursuant to
Section 4.01 or Section 4.03 shall not be subject to the provisions of Article Thirteen of this Indenture respecting subordination of the Securities;PROVIDED, HOWEVER, that said provisions respecting subordination shall continue to apply to such money, if any, that has been returned to the Company or its legal representative pursuant to any legal proceeding or an order or judgment of a court or governmental authority.


                             ARTICLE V

                             REMEDIES

          SECTION 5.01. EVENTS OF DEFAULT. "Event of Default", wherever used herein, means with respect to any series of Securities any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution creating such series of Securities or in the form of Security for such series pursuant to Section 3.01:

          (a) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity (or, in the case of a redemption of Securities, default in the payment of the principal of (or premium, if any, on) such Securities when such Securities become due and payable as provided in Section 11.06); or

          (c) default in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of such series; or

          (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in the Indenture which are not expressly stated to be for the benefit of a particular series of Securities being deemed in respect of the Securities of all series for this purpose, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) the entry of an order for relief against the Company under Title 11, United States Code (the "Federal Bankruptcy Act") by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Company or any Material U.S. Subsidiary a bankrupt or insolvent under any other applicable Federal or State law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or such Material U.S. Subsidiary under the Federal Bankruptcy Act or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or such Material U.S. Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

          (f) the consent by the Company or any Material U.S. Subsidiary to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or such Material U.S. Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or such material U.S. Subsidiary in furtherance of any such action; or

          (g) any other Event of Default provided in the supplemental indenture or Board Resolution under which such series of Securities is issued or in the form of Security for such series.

          SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default described in paragraph (a), (b),
(c), (d) or (g) (if the Event of Default under paragraph (d) or (g) is with respect to less than all series of Securities then Outstanding) of Section
5.01 occurs and is continuing with respect to any series, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series acting as a separate class), by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. If an Event of Default described in paragraph
(d) or (g) (if the Event of Default under paragraph (d) or (g) is with respect to all series of Securities then Outstanding) of Section 5.01 occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all the Securities then Outstanding and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding. If an Event of Default of the type set forth in clause (e) or clause (f) of Section 5.01 occurs and is continuing, the principal of and any interest on the Securities then Outstanding shall become immediately due and payable.

          At any time after such a declaration of acceleration has been made with respect to the Securities of any or all series, as the case may be, and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (i) all overdue installments of interest on the Securities of such series;

               (ii) the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series, to the extent that payment of such interest is lawful;

               (iii)interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series to the extent that payment of such interest is lawful, and

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.07; and

               (b) all Events of Default with respect to such series of Securities, other than the nonpayment of the principal of the Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 5.03.  COLLECTION OF INDEBTEDNESS AND SUITS FOR
ENFORCEMENT BY TRUSTEE.  The Company covenants that if

          (a) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable;

          (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof; or

          (c) default is made in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of any series;

and any such default continues for any period of grace provided with respect to the Securities of such series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or the Holders of any such series in the case of Clause (c) above), the whole amount then due and payable on any such Security (or on the Securities of any such series in the case of Clause (c) above) for principal (and premium, if any) and interest, with interest, to the extent that payment of such interest shall be legally enforceable, upon the overdue principal (and premium, if any) and upon overdue installments of interest, at such rate or rates as may be prescribed therefor by the terms of any such Security (or of securities of any such series in the case of Clause (c) above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under
Section 6.07.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of such series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 5.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or any other obligor upon the securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

          (a) to file and prove a claim for the whole amount of principal (or portion thereof determined pursuant to Section 3.01(p) to be provable in bankruptcy) (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.07) and of the Securityholders allowed in such judicial proceeding; and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payment to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

          SECTION 5.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel and any other amounts due the Trustee under Section 6.07, be for the ratable benefit of the Holders of the Securities of the series in respect of which such judgment has been recovered.

          SECTION 5.06. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          (a)  to the payment of all amounts due the Trustee under Section
6.07;

          (b) subject to Article Thirteen, to the payment of the amounts then due and unpaid upon the Securities of that series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

          SECTION 5.07. LIMITATION ON SUITS. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series; it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Securities of such series.

          SECTION 5.08. UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provisions in Indenture except for the provisions of Article Thirteen, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          SECTION 5.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Company, the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted.

          SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

          SECTION 5.12. CONTROL BY SECURITYHOLDERS. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that:

          (a) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction; and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 5.13. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default not theretofore cured:

          (a) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking or purchase fund or any analogous obligation with respect to the Securities of such series; or

          (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 5.14. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series to which the suit relates, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be).

          SECTION 5.15.  WAIVER OF STAY OR EXTENSION LAWS.   The Company
covenants (to the extent it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                            ARTICLE VI

                            THE TRUSTEE

          SECTION 6.01. CERTAIN DUTIES AND RESPONSIBILITIES. (a) Except during the continuance of an Event of Default with respect to any series of Securities:

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

          (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii)the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal or financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 6.02. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Securityholders of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders of such series; and PROVIDED FURTHER that in the case of any default of the character specified in
Section 5.01(d) with respect to Securities of such series no such notice to Securityholders of such series shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default," with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          SECTION 6.03. CERTAIN RIGHTS OF TRUSTEE. Except as otherwise provided in Section 6.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be charged with knowledge of any default (as defined in Section 6.02) or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee assigned to the Corporation Trust Department of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Securities or by any Holder of such Securities; and

          (i) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          SECTION 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 6.05. MAY HOLD SECURITIES. The Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar, any Conversion Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, Conversion Agent or such other agent.

          SECTION 6.06.  MONEY HELD IN TRUST.  Subject to the provisions of
Section 10.03 hereof, all moneys in any currency or currencies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          SECTION 6.07. COMPENSATION AND REIMBURSEMENT. The Company agrees:

          (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to negligence or bad faith; and

          (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(e) or (f), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

          The Company's obligations under this Section 6.07 and any lien arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article Four of this Indenture and/or the termination of this Indenture.

          SECTION 6.08. DISQUALIFICATION; CONFLICTING INTERESTS. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 3.10(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 3.10(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded from consideration this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 3.10(b) of the Trust Indenture Act.

          SECTION 6.09. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder with respect to each series of Securities, which shall be either:

          (a) a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or State authority; or

          (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees;

in either case having a combined capital and surplus of at least $50 million. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities of any series issued hereunder. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 6.10.

          SECTION 6.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.
(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of that Series, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (i) the Trustee shall fail to comply with Section 3.10(b) of the Trust Indenture Act and Section 6.08 with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security of that series for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 3.10(b) of the Trust Indenture Act;

          (ii) the Trustee shall cease to be eligible under Section 6.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder;

          (iii)the Trustee shall become incapable of acting with respect to any series of Securities; or

          (iv) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (A) the Company by a Board Resolution may remove the Trustee, with respect to the series, or in the case of Clause (iv), with respect to all series, or (B) subject to Section 5.14, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the series, or, in the case of Clause (iv), with respect to all series.

          (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of the Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee for that series of Securities. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Securityholders of such series and accepted appointment in the manner hereinafter provided, subject to Section 5.14, any Securityholder who has been a bona fide Holder of a Security of that series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment or a successor Trustee with respect to any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of that series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its principal Corporate Trust Office.

          SECTION 6.11.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.   Every
successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective with respect to any series as to which it is resigning or being removed as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any such series; but, on request of the Company or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to all or any such series, subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not being succeeded shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

          No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to that series under this Article.

          SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 6.13.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.
(a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in Subsection (c) of this Section):

          (i) an amount equal to any and all reduction in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (ii) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (ii) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (I) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (II) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (III) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within three months; or

          (D) to receive payment on any claim referred to in paragraph (B) or (C) or against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Securityholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have, jurisdiction (i) to apportion between the Trustee and the Securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distribution to be made to the Trustee and the Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          (b)   There shall be excluded from the operation of Subsection
(a) of this Section a creditor relationship arising from:

          (i) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (ii) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

          (iii) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity;

          (iv) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (v) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (vi) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

          (c)  For the purposes of this Section only:

          (i) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (ii) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture
     (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in such special account.

          (iii)The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

          (iv) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (v)  The term "Company" means any obligor upon the securities.

          SECTION 6.14. APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the Securities remain Outstanding the Trustee, with the approval of the Company, may appoint an authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50 million and, if other than the Company itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Company, to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Company, to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Company, may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          "This is one of the Securities of the series designated therein referred to in the within mentioned indenture.


                                   [______________],
                                   as Trustee


                                   By ______________________
                                      As Authenticating Agent


                                   By ______________________
                                      As Authorized Agent"

                            ARTICLE VII

               SECURITYHOLDERS' LISTS AND REPORTS BY
                        TRUSTEE AND COMPANY

          SECTION 7.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF SECURITYHOLDERS. The Company will furnish or cause to be furnished to the
Trustee:

          (a) semi-annually, not more than 15 days after December 15 and June 15 in each year in such form as the Trustee may reasonably require, a list of the names and addresses of the Holders of Securities of each series as of such December 15 and June 15, as applicable, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that if and so long as the Trustee shall be the Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

          SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO SECURITYHOLDERS. (a) The Trustee shall preserve, in as current a term as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 7.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar, it so acting. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

          (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

          (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or to all Securityholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securityholders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order of declaring, the Trustee shall mail copies of such material to all Securityholders of such series or all Securityholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

          SECTION 7.03. REPORTS BY TRUSTEE. The term "reporting date" as used in this Section means May 15. Within 60 days after the reporting date in each year, beginning in [_____], the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report dated as of such reporting date with respect to any of the following events which may have occurred during the 12 months preceding the date of such report (but if no such event has occurred within such period, no report need be transmitted):

          (i) any change to its eligibility under Section 6.09 and its qualifications under Section 6.08;

          (ii) the creation of or any material change to a relationship specified in Section 3.10(b)(1) through Section 3.10(b)(10) of the Trust Indenture Act;

          (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of 1% of the principal amount of the Securities of such series Outstanding on the date of such report;

          (iv) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in
     Section 6.13(b)(ii), (iii), (iv), or (vi);

          (v) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (vi) any additional issue of Securities for which the Trustee so acts and which the Trustee has not previously reported; and

          (vii) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.02.

          (b) The Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities outstanding of such series at such time, such report to be transmitted within 90 days after such time.

          (c) A copy of each such report shall, at the time of such transmission to Securityholders, be furnished to the Company and be filed by the Trustee with each stock exchange upon which the Securities are listed, and also with the Commission. The Company will notify the Trustee when the Securities are listed on any stock exchange.

          SECTION 7.04. REPORTS BY COMPANY. The Company shall file with the Trustee, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. The Company also shall comply with the other provisions of Trust Indenture Act Section 3.14(a).


                           ARTICLE VIII

           CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

          SECTION 8.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be organized and existing under the laws of the United States of America or any political subdivision thereof, and such Person, or such Person's parent Person, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with;

PROVIDED, HOWEVER, that notwithstanding anything to the contrary herein contained, the TBS Transaction shall not be subject to the approval of the Securityholders***.

          SECTION 8.02. SUCCESSOR PERSON SUBSTITUTED. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets gf the Company substantially as an entirety in accordance with
Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made, or if the parent is assuming the Company's obligation in accordance with Section 8.01(a), such parent, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein. In the event of any such conveyance or

- ------------------------------------------
***FOOTNOTES***

*** This proviso will be deleted if the TBS Transaction has occurred prior to the date of this Indenture.

transfer, the Company as the predecessor shall be discharged from all obligations and covenants under this Indenture and the Securities and may be dissolved, wound up or liquidated at any time thereafter.


                            ARTICLE IX

                      SUPPLEMENTAL INDENTURES

          SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. Without the consent of the Holders of any securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained;

          (b) to add to the covenants of the Company, or to surrender any right or power herein conferred upon the Company, for the benefit of the Holders of the Securities of any or all series (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series);

          (c) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture;

          (d) to add to this Indenture such provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in Section 3.16(a)(2) of the TIA as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereafter enacted;

          (e) to establish any form of Security, as provided in Article Two, and to provide for the issuance of any series of Securities as provided in Article Three and to set forth the terms thereof, and/or to add to the rights of the Holders of the Securities of any series;

          (f) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 6.11;

          (g) to add any additional Events of Default in respect of the Securities of any or all series (and if such additional Events of Default are to be in respect of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series);

          (h) to provide for the issuance of Securities in coupon as well as fully registered form;

          (i) to provide for the terms and conditions of conversion into Common Stock or other Marketable Securities of the Securities of any series which are convertible into Common Stock or other Marketable Securities, if different from those set forth in Article Twelve; or

          (j)   to secure the Securities of any series.

          No supplemental indenture for the purposes identified in Clauses
(b), (c), (e) or (g) above may be entered into if to do so would adversely affect the interest of the Holders of Securities of any series in any material respect.

          SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of each such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (a) change the Maturity of the principal of, or the Stated Maturity of any premium on, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest or any premium thereon, or change the method of computing the amount of principal thereof or interest thereon on any date or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or alter the provisions of this Indenture so as to affect adversely the terms, if any, of conversion of any Securities into Common Stock or other securities, or alter the provisions of Article Thirteen or the definition of Senior Indebtedness so as to affect adversely the rights of any Holder of Securities;

          (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture;

          (c) modify any of the provisions of this Section, Section 5.13 or Section 10.06, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

          (d) make any principal of (or premium, if any) or interest on any Security payable in cash or property other than as provided herein or in the applicable supplemental indenture hereto; or

          (e) impair or adversely affect the right of any Holder to institute suit for the enforcement of any payment on, or with respect to, the Securities of any series on or after the Stated Maturity of such Securities (or in the case of redemption, on or after the Redemption Date).

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

          SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

          SECTION 9.06. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

          SECTION 9.07. SUBORDINATION UNIMPAIRED. No supplemental indenture entered into under this Article shall modify, directly or indirectly, the provisions of Article Thirteen or the definition of Senior Indebtedness in Section 1.01 in any manner that adversely affects the rights of the holders of Senior Indebtedness then outstanding under Article Thirteen unless written consents are obtained from holders of such Senior Indebtedness; PROVIDED, HOWEVER, that in any case where the instrument or agreement governing Senior Indebtedness contains express provisions pertaining to the giving of consent in such circumstances, such consents shall only be required to the extent they are required under the terms of such instrument or agreement.


                             ARTICLE X

                             COVENANTS

          SECTION 10.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. With respect to each series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

          SECTION 10.02. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain an office or agency in each Place of Payment where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served and where any Securities with conversion privileges may be presented and surrendered for conversion. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

          Unless otherwise set forth in, or pursuant to, a Board Resolution or Indenture supplemental hereto with respect to a series of Securities, the Company hereby initially designates as the Place of Payment for each series of Securities, the Borough of Manhattan, the City and State of New York, and initially appoints the Trustee at its Corporate Trust Office as the Company's office or agency for each such purpose in such city.

          SECTION 10.03. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest on, any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

           (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any such payment of principal (and premium, if any) or interest on the Securities of such series; and

           (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent in respect of each and every series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Company in respect of all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. The Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company mail to the Holders of the Securities as to which the money to be repaid was held in trust, as their names and address appear in the Security Register, a notice that such moneys remain unclaimed and that, after a date specified in the notice, which shall not be less than 30 days from the date on which the notice was first mailed to the Holders of the Securities as to which the money to be repaid was held in trust, any unclaimed balance of such money then remaining will be paid to the Company free of the trust formerly impressed upon it.

          SECTION 10.04. STATEMENT AS TO COMPLIANCE. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company stating that:

          (a) a review of the activities of the Company during such year and of performance under this Indenture and under the terms of the Securities has been made under his supervision; and

          (b) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture and has complied with all conditions and covenants on its part contained in this Indenture through such year, or, if there has been a default in the fulfillment of any such obligation, covenant or condition, specifying each such default known to him and the nature and status thereof.

          For the purpose of this Section 10.04, default and compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

          SECTION 10.05. LEGAL EXISTENCE. Subject to Article Eight the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence.

          SECTION 10.06. WAIVER OF CERTAIN COVENANTS. The Company may omit in respect of any series of Securities, in any particular instance, to comply with any covenant or condition set forth in a Board Resolution or supplemental indenture with respect to the Securities of such series, unless otherwise specified in a Board Resolution or supplemental indenture, if before or after the time such compliance the Holders of at least a majority in principal amount of the Securities at the time Outstanding of such series shall, by Act of such Securityholders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect. Nothing in this Section 10.06 shall permit the waiver of compliance with any covenant or condition set forth in such Board Resolution or supplemental indenture which, if in the form of an indenture supplemental hereto, would not be permitted by Section 9.02 without the consent of the Holder of each Outstanding Security affected thereby.

          SECTION 10.07. LIMITATION ON SENIOR SUBORDINATED INDEBTEDNESS. The Company will not incur, create, assume, guarantee or in any other manner become directly or indirectly liable with respect to or responsible for, or permit to remain outstanding, any indebtedness that is expressly made subordinate or junior in right of payment to any Senior Indebtedness unless such indebtedness is also made expressly PARI PASSU with, or subordinate in right of payment to, the Securities pursuant to subordination provisions substantially similar to those contained in Article Thirteen.

          SECTION 10.08. REPURCHASE OF SECURITIES UPON A CHANGE OF CONTROL. If specified by the Company pursuant to Section 3.01 with respect to any series of Securities, the Company must commence, within 30 days after the occurrence of a Change of Control, and consummate a Change of Control Offer for all Securities of such series then outstanding, at a purchase price equal to 101% of the principal amount thereof, plus accrued interest (if any) to the date of purchase.


                            ARTICLE XI

                     REDEMPTION OF SECURITIES

          SECTION 11.01. APPLICABILITY OF ARTICLE. The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such series established and approved pursuant to Section 2.02 and on such terms as are specified in such form or in the indenture supplemental hereto with respect to Securities of such series as provided in Section 3.01. Redemption of Securities of any series shall be made, subject to the provisions of Section 13.03 hereof, in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, the succeeding Sections of this Article. Notwithstanding anything to the contrary in this Indenture, except in the case of redemption pursuant to a sinking fund, the Trustee shall not make any payment in connection with the redemption of Securities until the close of business on the Redemption Date.

          SECTION 11.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem any Securities redeemable at the election of the Company shall be evidenced by, or pursuant to authority granted by, a Board Resolution. Unless otherwise provided in the terms of a particular series of Securities, in case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series and the Tranche (as defined in Section 11.03) to be redeemed.

          In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

          SECTION 11.03. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. Unless otherwise provided in the terms of a particular series of Securities, if less than all the Securities of like tenor and terms of any series (a "Tranche") are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such Tranche not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may include provision for the selection for redemption of portions of the principal of Securities of such Tranche of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series. If less than all the Securities of unlike tenor and terms of series are to be redeemed, the particular Tranche of Securities to be redeemed shall be selected by the Company.

          If any convertible Security selected for partial redemption is converted in part before the termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption.

          Upon any redemption of fewer than all the Securities of a Series or Tranche, the Company and the Trustee may treat as Outstanding any Securities surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption, and need not treat as Outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

          SECTION 11.04.  NOTICE OF REDEMPTION.   Unless otherwise provided
in the terms of a particular series of Securities, notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          Unless otherwise provided in the terms of a particular series of Securities, all notices of redemption shall state:

          (a)  the Redemption Date;

          (b)  the Redemption Price;

          (c) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed, from the Holder to whom the notice is given;

          (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest, if any, thereon shall cease to accrue from and after said date;

          (e) the place where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in the Place of Payment;

          (f) that the redemption is on account of a sinking or purchase fund, or other analogous obligation, if that be the case;

          (g) if such Securities are convertible into Common Stock or other securities, the Conversion Price or other conversion price and the date on which the right to convert such Securities into Common Stock or other securities will terminate; and

          (h) that the redemption may be rescinded by the Company, at its sole option, pursuant to Section 11.09 of this Indenture upon the occurrence of a Redemption Rescission Event, except in the case of any redemption on account of a sinking fund.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 11.05. DEPOSIT OF REDEMPTION PRICE. On or prior to any Redemption Date and subject to Section 11.09, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date. If any Security to be redeemed is converted into Common Stock or other securities, any money so deposited with the Trustee or a Paying Agent shall be paid to the Company upon Company Request or, if then so segregated and held in trust by the Company, shall be discharged from such trust.

          SECTION 11.06. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of Redemption having been given as aforesaid, the Securities so to be redeemed shall, subject to Section 11.09, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest and any rights to convert such Securities shall terminate. Upon surrender of such Securities for redemption in accordance with the notice and subject to Section 11.09, such Securities shall be paid by the Company at the Redemption Price. Unless otherwise provided with respect to such Securities pursuant to
Section 3.01, installments of interest the Stated Maturity of which is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security, or as otherwise provided in such Security.

          SECTION 11.07. SECURITIES REDEEMED IN PART. Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in the Place of Payment with respect to that series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity and of like tenor and terms, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

          SECTION 11.08. PROVISIONS WITH RESPECT TO ANY SINKING FUNDS. Unless the form or terms of any series of Securities shall provide otherwise, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the Company may at its option (a) deliver to the Trustee for cancellation any Securities of such series theretofore acquired by the Company or converted by the Holder thereof into Common Stock or other securities, or (b) receive credit for any Securities of such series (not previously so credited) acquired by the Company (including by way of optional redemption (pursuant to the sinking fund or otherwise but not by way of mandatory sinking fund redemption) or converted by the Holder thereof into Common Stock or other securities and theretofore delivered to the Trustee for cancellation, and if it does so
(i) Securities so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series of Securities, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to such series of Securities, the Company will deliver to the Trustee (A) an Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by delivery or credit of Securities of such series acquired by the Company or converted by the Holder thereof and (B) such Securities, to the extent not previously surrendered. Such Officers' Certificate shall also state the basis for such credit and that the Securities for which the Company elects to receive credit have not been previously so credited and were not acquired by the Company through operation of the mandatory sinking fund, if any, provided with respect to such Securities and shall also state that no Event of Default with respect to Securities of such series has occurred and is continuing. All Securities so delivered to the Trustee shall be canceled by the Trustee and no Securities shall be authenticated in lieu thereof.

          If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such series of Securities, that cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 11.06. The Trustee shall select, in the manner provided in Section 11.03, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize that cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the manner provided in Section 11.04 (and with the effect provided in Section 11.06) for the redemption of Securities in part at the option of the Company. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section
11.08. Any and all sinking fund moneys with respect to Securities of any series held by the Trustee at the Maturity of Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

          On or before each sinking fund Redemption Date provided with respect to Securities of any series, the Company shall pay to the Trustee in cash a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this Section 11.08.

          SECTION 11.09.  RESCISSION OF REDEMPTION.  In the event that this
Section 11.09 is specified to be applicable to a series of Securities pursuant to Section 3.01 and a Redemption Rescission Event shall occur following any day on which a notice of redemption shall have been given pursuant to Section 11.04 hereof at or prior to the time and date fixed for redemption as set forth in such notice of redemption, the Company may, at its sole option, at any time prior to the earlier of (a) the close of business on that day which is two Trading Days following such Redemption Rescission Event and (b) the time and date fixed for redemption as set forth in such notice, rescind the redemption to which such notice of redemption shall have related by making a public announcement of such rescission (the date on which such public announcement shall have been made being hereinafter referred to as the "Rescission Date"). The Company shall be deemed to have made such announcement if it shall issue a release to the Dow Jones News Service, Reuters Information Services or any successor news wire service. From and after the making of such announcement, the Company shall have no obligation to redeem Securities called for redemption pursuant to such notice of redemption or to pay the Redemption Price therefor and all rights of Holders of Securities shall be restored as if such notice of redemption had not been given. As promptly as practicable following the making of such announcement, the Company shall telephonically notify the Trustee and the Paying Agent of such rescission. The Company shall give notice of any such rescission by first-class mail, postage prepaid, mailed as promptly as practicable but in no event later than the close of business on that day which is five Trading Days following the Rescission Date to each Holder of Securities at the close of business on the Rescission Date, to any other Person that was a Holder of Securities and that shall have surrendered Securities for conversion following the giving of notice of the subsequently rescinded redemption and to the Trustee and the Paying Agent. Each notice of rescission shall (i) state that the redemption described in the notice of redemption has been rescinded, (ii) state that any Converting Holder shall be entitled to rescind the conversion of Securities surrendered for conversion following the day on which notice of redemption was given but on or prior to the date of the mailing of the Company's notice of rescission, (iii) be accompanied by a form prescribed by the Company to be used by any Converting Holder rescinding the conversion of Securities so surrendered for conversion (and instructions for the completion and delivery of such form, including instructions with respect to any payment that may be required to accompany such delivery) and (iv) state that such form must be properly completed and received by the Company no later than the close of business on a date that shall be 15 Trading Days following the date of the mailing of such notice of rescission.


                            ARTICLE XII

                            CONVERSION

          SECTION 12.01. CONVERSION PRIVILEGE. If so provided in a Board Resolution with respect to the Securities of any series, the Holder of a Security of such series shall have the right, at such Holder's option, to convert, in accordance with the terms of such series of Securities and this Article Twelve, all or any part (in a denomination of, unless otherwise specified in a Board Resolution or supplemental indenture with respect to Securities of such series, $1,000 in principal amount or any integral multiple thereof) of such Security into shares of Common Stock or other Marketable Securities specified in such Board Resolution at any time or, as to any Securities called for redemption, at any time prior to the time and date fixed for such redemption (unless the Company shall default in the payment of the Redemption Price, in which case such right shall not terminate at such time and date). The provisions of this Article Twelve shall not be applicable to the Securities of a series unless otherwise specified in a Board Resolution with respect to the Securities of such series.

          SECTION 12.02. CONVERSION PROCEDURE; RESCISSION OF CONVERSION; CONVERSION PRICE; FRACTIONAL SHARES. (a) Each Security to which this
Article is applicable shall be convertible at the office of the Conversion Agent, and at such other place or places, if any, specified in a Board Resolution with respect to the Securities of such series, into fully paid and nonassessable shares (calculated to the nearest one-hundredth of a share) of Common Stock or other Marketable Securities. The Securities will be converted into shares of Common Stock or such other Marketable Securities at the Conversion Price therefor. No payment or adjustment shall be made in respect of dividends on the Common Stock or such other Marketable Securities or accrued interest on a converted Security except as described in Section 12.09. The Company may, but shall not be required to, in connection with any conversion of Securities, issue a fraction of a share of Common Stock or of such other Marketable Security, and, if the Company shall determine not to issue any such fraction, the Company shall, subject to Article Thirteen, make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Price of the Common Stock or such other Marketable Security on the last Trading Day prior to the date of conversion.

          (b) Before any Holder of a Security shall be entitled to convert the same into Common Stock or other Marketable Securities, such Holder shall surrender such Security duly endorsed to the Company or in blank, at the office of the Conversion Agent or at such other place or places, if any, specified in a Board Resolution with respect to the Securities of such series and shall give written notice to the Company at said office or place that he elects to convert the same and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock or for such other marketable Securities to be issued; PROVIDED, HOWEVER, that no Security or portion thereof shall be accepted for conversion unless the principal amount of such Security or such portion, when added to the principal amount of all other Securities or portions thereof then being surrendered by the Holder thereof for conversion, exceeds the then effective Conversion Price with respect thereto. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock or such other Marketable Securities which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so
surrendered.   Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a Security, or to his nominee or nominees, certificates for the number of full shares of Common Stock or other Marketable Securities to which he shall be entitled as aforesaid, together, subject to the last sentence of paragraph (a) above, with cash in lieu of any fraction of a share to which he would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock or other Marketable Securities while the stock transfer books for such stock or the transfer books for such Marketable Securities, as the case may be, or the Security Register are duly closed for any purpose, but certificates for shares of Common Stock or other Marketable Securities shall be issued and delivered as soon as practicable after the opening of such books or Security Register. A Security shall be deemed to have been converted as of the close of business on the date of the surrender of such Security for conversion as provided above, and the person or persons entitled to receive the Common Stock or other Marketable Securities issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock or other Marketable Securities as of the close of business on such date. In case any Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Securities so surrendered, without charge to such Holder (subject to the provisions of Section 12.08), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security.

          (c) Notwithstanding anything to the contrary contained herein, in the event the Company shall have rescinded a redemption of Securities pursuant to Section 11.09 hereof, any Holder of Securities that shall have surrendered Securities for conversion following the day on which notice of the subsequently rescinded redemption shall have been given but prior to the later of (i) the close of business on the Trading Day next succeeding the date on which public announcement of the rescission of such redemption shall have been made and (ii) the date of the mailing of the notice of rescission required by Section 11.09 hereof (a "Converting Holder") may rescind the conversion of such Securities surrendered for conversion by (A) properly completing a form prescribed by the Company and mailed to Holders of Securities (including Converting Holders) with the Company's notice of rescission, which form shall provide for the certification by any Converting Holder rescinding a conversion on behalf of any beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of Securities that the beneficial ownership (within the meaning of such Rule) of such Securities shall not have changed from the date on which such Securities were surrendered for conversion to the date of such certification, and (B) delivering such form to the Company no later than the close of business on the date which is 15 Trading Days following the date of the mailing of the Company's notice of rescission. The delivery of such form by a Converting Holder shall be accompanied by (I) any certificates representing shares of Common Stock or other securities issued to such Converting Holder upon a conversion of Securities that shall be rescinded by the proper delivery of such form (the "Surrendered Securities"), (II) any securities, evidences of indebtedness or assets (other than cash) distributed by the Company to such Converting Holder by reason of such Converting Holder being a record holder of Surrendered Securities and (III) payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the sum of (1) any cash such Converting Holder may have received in lieu of the issuance of fractional Surrendered Securities and (2) any cash paid or payable by the Company to such Converting Holder by reason of such Converting Holder being a record holder of Surrendered Securities. Upon receipt by the Company of any such form properly completed by a converting Holder and any certificates, securities, evidences of indebtedness, assets or cash payments required to be returned by such Converting Holder to the Company as set forth above, the Company shall instruct the transfer agent or agents for shares of Common Stock or other securities to cancel any certificates representing Surrendered Securities (which Surrendered Securities shall be deposited in the treasury of the Company) and shall instruct the Registrar to reissue certificates representing Securities to such Converting Holder (which Securities shall be deemed to have been Outstanding at all times during the period following their surrender for conversion). The Company shall, as promptly as practicable, and in no event more than five Trading Days following the receipt of any such properly completed form and any such certificates, securities, evidences of indebtedness, assets or cash payments required to be so returned, pay to the Holder of Securities surrendered to the Company pursuant to a rescinded conversion or as otherwise directed by such Holder any interest paid or other payment made to Holders of Securities during the period from the time such Securities shall have been surrendered for conversion to the rescission of such conversion. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any form submitted to the Company to rescind the conversion of Securities, including questions as to the proper completion or execution of any such form or any certification contained therein, shall be resolved by the Company, whose determination shall be final and binding.

          SECTION 12.03. ADJUSTMENT OF CONVERSION PRICE FOR COMMON STOCK OR OTHER MARKETABLE SECURITIES. The Conversion Price with respect to any Security which is convertible into Common Stock or other Marketable Securities shall be adjusted from time to time as follows:

          (a) In case the Company shall, at any time or from time to time while any of such Securities are outstanding, (i) pay a dividend in shares of its Common Stock or other Marketable Securities, (ii) combine its outstanding shares of Common Stock or other Marketable Securities into a smaller number of shares or securities, (iii) subdivide its outstanding shares of Common Stock or other Marketable Securities or (iv) issue by reclassification of its shares of Common Stock or other Marketable Securities any shares of stock or other Marketable Securities of the Company, the Conversion Price in effect immediately before such action shall be adjusted so that the Holders of such Securities, upon conversion thereof into Common Stock or other Marketable Securities immediately following such event, shall be entitled to receive the kind and amount of shares of capital stock of the Company or other Marketable Securities which they would have owned or been entitled to receive upon or by reason of such event if such Securities had been converted immediately before the record date (or, if no record date, the effective date) for such event. An adjustment made pursuant to this Section 12.03(a) shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective retroactively immediately after the effective date in the case of a subdivision, combination or reclassification. For the purposes of this Section 12.03(a), each Holder of Securities shall be deemed to have failed to exercise any right to elect the kind or amount of securities receivable upon the payment of any such dividend, subdivision, combination or reclassification (provided that, if the kind or amount of securities receivable upon such dividend, subdivision, combination or reclassification is not the same for each nonelecting share, the kind and amount of securities or other property receivable upon such dividend, subdivision, combination or reclassification for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares).

          (b) In case the Company shall, at any time or from time to time while any of such Securities are outstanding, issue rights or warrants to all holders of shares of its Common Stock or other Marketable Securities entitling them (for a period expiring within 45 days after the record date for such issuance) to subscribe for or purchase shares of Common Stock or other Marketable Securities (or securities convertible into shares of Common Stock or other Marketable Securities) at a price per share less than the Current Market Price of the Common Stock or other Marketable Securities at such record date (treating the price per share of the securities convertible into Common Stock or other Marketable Securities as equal to (i) the sum of
     (A) the price for a unit of the security convertible into Common Stock or other Marketable Securities plus (B) any additional consideration initially payable upon the conversion of such security into Common Stock or other Marketable Securities divided by (ii) the number of shares of Common Stock or other Marketable Securities initially underlying such convertible security), the Conversion Price with respect to such Securities shall be adjusted so that it shall equal the price determined by dividing the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock or other Marketable Securities outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock or other Marketable Securities offered for subscription or purchase (or into which the convertible securities so offered are initially convertible) and the denominator of which shall be the number of shares of Common Stock or other Marketable Securities outstanding on the date of issuance of such rights or warrants plus the number of shares or securities which the aggregate offering price of the total number of shares or securities so offered for subscription or purchase (or the aggregate purchase price of the convertible securities so offered plus the aggregate amount of any additional consideration initially payable upon conversion of such Securities into Common Stock or other Marketable Securities) would purchase at such Current Market Price of the Common Stock or other Marketable Securities. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

          (c) In case the Company shall, at any time or from time to time while any of such Securities are outstanding, distribute to all holders of shares of its Common Stock or other Marketable Securities (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the Common Stock or other Marketable Securities are not changed or exchanged) cash, evidences of its indebtedness, securities or assets (excluding (i) regular periodic cash dividends in amounts, if any, determined from time to time by the Board of Directors, (ii) dividends payable in shares of Common Stock or other Marketable Securities for which adjustment is made under Section 12.03(a) or (iii) rights or warrants to subscribe for or purchase securities of the Company (excluding those referred to in Section 12.03(b)), the Conversion Price with respect to such Securities shall be adjusted so that it shall equal the price determined by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the Current Market Price of the Common Stock or other Marketable Securities on the record date referred to below and the denominator of which shall be such Current Market Price of the Common Stock or other Marketable Securities less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the cash or assets or evidences of indebtedness or securities so distributed or of such subscription rights or warrants applicable to one share of Common Stock or one other Marketable Security (provided that such denominator shall never be less than one); PROVIDED, HOWEVER, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if a Holder of Securities would otherwise be entitled to receive such rights upon conversion at any time of such Securities into Common Stock or other Marketable Securities unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this Section as a dividend on the Common Stock or other Marketable Securities. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders or holders of Marketable Securities entitled to receive such distribution; and, in the event that such distribution is not so made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such record date had not been fixed.

          (d) The Company shall be entitled to make such additional adjustments in the Conversion Price, in addition to those required by Sections 12.03(a), 12.03(b) and 12.03(c), as shall be necessary in order that any dividend or distribution of Common Stock or other Marketable Securities, any subdivision, reclassification or combination of shares of Common Stock or other Marketable Securities or any issuance of rights or warrants referred to above shall not be taxable to the holders of Common Stock or other Marketable Securities for United States Federal income tax purposes.

          (e) In any case in which this Section 12.03 shall require that any adjustment be made effective as of or retroactively immediately following a record date, the Company may elect to defer (but only for five Trading Days following the filing of the statement referred to in
     Section 12.05) issuing to the Holder of any Securities converted after such record date the shares of Common Stock or other Marketable Securities and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock or other Marketable Securities and other capital stock of the Company issuable upon such conversion on the basis of the Conversion Price prior to adjustment; PROVIDED, HOWEVER, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (f) All calculations under this Section 12.03 shall be made to the nearest cent or one-hundredth of a share or security, with one-half cent and .005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this Section 12.03, the Company shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this
     Section 12.03 shall be made successively whenever an event requiring such an adjustment occurs.

          (g) In the event that at any time, as a result of an adjustment made pursuant to this Section 12.03, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of stock of or other Marketable Securities of the Company other than shares of Common Stock or Marketable Securities into which the Securities originally were convertible, the Conversion Price of such other shares or Marketable Securities so receivable upon conversion of any such Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock and Marketable Securities contained in subparagraphs (a) through (f) of this Section 12.03, and the provisions of Sections 12.01, 12.02 and
     12.04 through 12.09 with respect to the Common Stock or other Marketable Securities shall apply on like or similar terms to any such other shares or Marketable Securities and the determination of the Board of Directors as to any such adjustment shall be conclusive.

          (h) No adjustment shall be made pursuant to this Section (i) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock or other Marketable Security, if any, or (ii) subject to Section 12.03(e) hereof, with respect to any Security that is converted prior to the time such adjustment otherwise would be made.

          SECTION 12.04. CONSOLIDATION OR MERGER OF THE COMPANY. In case of either (a) any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in a reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, as a result of a subdivision or combination) in, outstanding shares of Common Stock or other Marketable Securities or (b) any sale or conveyance of all or substantially all the property and assets of the Company to another Person, each Security then Outstanding shall be convertible from and after such merger, consolidation, sale or conveyance of property and assets into the kind and amount of shares of stock or other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock or other Marketable Securities into which such Securities would have been converted immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Twelve (and assuming such holder of Common Stock or other Marketable Securities failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance (provided that, if the kind or amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance is not the same for each nonelecting share, the kind and amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares or securities)). The Company shall not enter into any of the transactions referred to in clause (a) or (b) of the preceding sentence unless effective provision shall be made so as to give effect to the provisions set forth in this Section 12.04. The provisions of this Section 12.04 shall apply similarly to successive consolidations, mergers, sales or conveyances.

          SECTION 12.05. NOTICE OF ADJUSTMENT. Whenever an adjustment in the Conversion Price with respect to a series of Securities is required:

          (a) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such Securities a certificate of a senior financial officer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment, such certificate to be conclusive evidence that the adjustment is correct; and

          (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be mailed, first-class postage prepaid, by the Company to the Holders of record of such Outstanding Securities.

          SECTION 12.06.  NOTICE IN CERTAIN EVENTS.  In case:

          (a) of a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required or of the sale or conveyance to another person or entity or group of persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Exchange Act) of all or substantially all the property and assets of the Company;

          (b) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (c) of any action triggering an adjustment of the Conversion Price pursuant to this Article Twelve;

the Company shall cause to be filed with the Trustee and the Conversion Agent for the applicable securities, and shall cause to be mailed, first-class postage prepaid, to the Holders of record of applicable Securities, at least 15 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article Twelve or, if a record is not to be taken, the date as of which the holders of record of Common Stock or other Marketable Securities entitled to such distribution, rights or warrants are to be determined or (ii) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Price pursuant to this Article Twelve is expected to become effective, and the date as of which it is expected that holders of Common Stock or other Marketable Securities of record shall be entitled to exchange their Common Stock or other Marketable Securities for securities or other property deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

          Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (a),
(b) or (c) of this Section.

          SECTION 12.07. COMPANY TO RESERVE STOCK OR OTHER MARKETABLE SECURITIES; REGISTRATION; LISTING. (a) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock or other Marketable Securities, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock or number or principal amount of other Marketable Securities as shall from time to time be sufficient to effect the conversion of all applicable outstanding Securities into such Common Stock or other Marketable Securities at any time (assuming that, at the time of the computation of such number of shares or securities, all such Securities would be held by a single Holder); PROVIDED, HOWEVER, that nothing contained herein shall preclude the Company from satisfying its obligations in respect of the conversion of the Securities by delivery of purchased shares of Common Stock or other Marketable Securities which are held in the treasury of the Company. The Company shall from time to time, in accordance with the laws of the State of Delaware, use its best efforts to cause the authorized amount of the Common Stock or other Marketable Securities to be increased if the aggregate of the authorized amount of the Common Stock or other Marketable Securities remaining unissued and the issued shares of such Common Stock or other Marketable Securities in its treasury (other than any such shares reserved for issuance in any other connection) shall not be sufficient to permit the conversion of all Securities.

          (b) If any shares of Common Stock or other Marketable Securities which would be issuable upon conversion of Securities hereunder require registration with or approval of any governmental authority before such shares or securities may be issued upon such conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares or securities to be duly registered or approved, as the case may be. The Company will endeavor to list the shares of Common Stock or other Marketable Securities required to be delivered upon conversion of the Securities prior to such delivery upon the principal national securities exchange upon which the outstanding Common Stock or other Marketable Securities are listed at the time of such delivery.

          SECTION 12.08. TAXES ON CONVERSION. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock or other Marketable Securities on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other Marketable Securities or the portion, if any, of the Securities which is not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

          SECTION 12.09. CONVERSION AFTER RECORD DATE. If any Securities are surrendered for conversion subsequent to the record date preceding an Interest Payment Date but on or prior to such Interest Payment Date (except Securities called for redemption on a Redemption Date between such record date and Interest Payment Date), the Holder of such Securities at the close of business on such record date shall be entitled to receive the interest payable on such Securities on such Interest Payment Date notwithstanding the conversion thereof. Securities surrendered for conversion during the period from the close of business on any record date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the Securities being surrendered for conversion. Except as provided in this Section 12.09, no adjustments in respect of payments of interest on Securities surrendered for conversion or any dividends or distributions or interest on the Common Stock or other Marketable Securities issued upon conversion shall be made upon the conversion of any Securities.

          SECTION 12.10. CORPORATE ACTION REGARDING PAR VALUE OF COMMON STOCK. Before taking any action which would cause an adjustment reducing the applicable Conversion Price below the then par value (if any) of the shares of Common Stock or other Marketable Securities deliverable upon conversion of the Securities, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or other Marketable Securities at such adjusted Conversion Price.

          SECTION 12.11. COMPANY DETERMINATION FINAL. Any determination that the Company or the Board of Directors must make pursuant to this
Article is conclusive.

          SECTION 12.12. TRUSTEE'S DISCLAIMER. The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.

                           ARTICLE XIII

                           SUBORDINATION

          SECTION 13.01. AGREEMENT TO SUBORDINATE. The Company agrees, and each Securityholder accepting a Security agrees, that the indebtedness evidenced by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities is hereby expressly subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full in cash or cash equivalent of all Senior Indebtedness and that such subordination is for the benefit of the holders of Senior Indebtedness.

          SECTION 13.02. LIQUIDATION, DISSOLUTION, BANKRUPTCY. Upon any payment or distribution of all or substantially all of the assets of the Company, whether voluntary or involuntary, or upon any reorganization, readjustment, arrangement or similar proceeding relating to the Company or its property, whether or not the Company is a party thereto and whether in bankruptcy, insolvency, receivership or similar proceedings, or upon any assignment by the Company for the benefit of creditors or upon any other marshaling of the assets and liabilities of the Company:

          (a) all Senior Indebtedness shall first be paid in full in cash or cash equivalents, or provisions made for such payment by deposit thereof in trust with a bank or banks (either theretofore acting as trustees under indentures pursuant to which Senior Indebtedness shall have been issued or as duly appointed paying agents for the purpose), before any payment or distribution, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities, to the payment of all indebtedness in the nature of Senior Indebtedness, so long as the rights of the holders of the Senior Indebtedness are not altered adversely by such reorganization or readjustment ("Equivalent Securities")), is made on account of the principal of or interest on the indebtedness evidenced by the Securities;

          (b) any payment or distribution of any kind or character in respect of the principal of (the premium, if any) or interest on the Securities, whether in cash, property or securities (other than Equivalent Securities), to which the Holders of the Securities would be entitled except for the provisions of this Article shall be paid or delivered by the Company or the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly and ratably to the holders of Senior Indebtedness or their Representatives, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and the premium, if any, and interest on, the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing, any payment or distribution of any kind or character in respect of the principal of (the premium, if any) or interest on the Securities, whether in cash, property or securities (other than Equivalent Securities), shall be received by the Trustee or the holders of the Securities before all Senior Indebtedness is paid in full, or provision made as aforesaid for its payment, such payment or distribution shall be held in trust for the ratable benefit of and shall be ratably paid over or delivered to the holders of Senior Indebtedness remaining unpaid or unprovided for or their Representatives, as provided in the foregoing subparagraph (b), for application to the payment of all principal of, and premium, if any, and interest on, such Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

          Subject to the payment in full of all Senior Indebtedness or provisions being made as aforesaid for its payment, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company payable or distributable to the holders of the Senior Indebtedness, until the principal of and interest on the Securities shall be paid in full. No payment or distribution to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities would be entitled except for the provisions of this Article, and no payment over or delivery pursuant to the provisions of this Article to the holders of the Senior Indebtedness or their Representatives by the Trustee or the Holders of the Securities, shall, as between the Company, its creditors other than the holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, and no payments or distributions to the Trustee or the Holders of the Securities of cash, property or securities payable or distributable to the holders of Senior Indebtedness, to which the Trustee or the Holders of the Securities shall become entitled pursuant to the provisions of the preceding sentence, shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to the Holders of or on account of the Securities. Upon any distribution of assets or securities of the Company referred to in this Article, the Trustee, subject to the provisions of Article Six, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or a certificate of the liquidating trustee or agent or other person making any payment or distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          SECTION 13.03. DEFAULT ON SENIOR INDEBTEDNESS AND SENIOR SUBORDINATED INDEBTEDNESS; PAYMENT RESTRICTIONS IN CERTAIN CIRCUMSTANCES. Subject to the provisions of Section 13.04 hereof, (a) in the event and during the continuation of any default in the payment of principal of, or premium, if any, or interest on, or other monetary obligation with respect to, any Senior Indebtedness beyond any applicable period of grace, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment of principal or interest shall be made by the Company on the Securities or (b) in the event and during the continuation of any event of default under any Senior Subordinated Indebtedness beyond any applicable period of grace or in the event and during the continuation of any Event of Default, the Company shall not declare or pay dividends on, make any distribution with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to any of its capital stock and the Company shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank PARI PASSU with or junior to the Securities; PROVIDED, HOWEVER, that the restrictions set forth in this Clause (b) shall not apply to any interest or dividend payment or exchange by the Company, where the interest or dividend is paid or the exchange is made by way of the issuance of securities that rank junior to the Securities. Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall, however, (x) prevent the Company from setting aside in trust as provided in Section 10.03 or depositing with the Trustee, at any time, except during the pendency of any of the proceedings or upon the happening of any of the events referred to in the first paragraph of Section 13.02 or during the continuation of any such default or event of default (not cured or waived), moneys for the payment of principal of or interest on the Securities or (y) prevent the application by the Trustee of any moneys deposited with it hereunder by the Company to the payment of or on account of the principal of or interest on the Securities, if, at the time of such deposit, the Trustee did not have written notice of any event prohibiting the making of such deposit by the Company.

          The Company shall give prompt written notice to the Trustee of any facts which would prohibit the making of any payment of moneys to or by the Trustee, including any dissolution, winding up, liquidation or reorganization of the Company within the meaning of this Article. Anything in this Article or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness or of any default or event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until the Trustee shall have received notice in writing to that effect signed by an officer of the Company or by a holder of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or by a Representative of Senior Indebtedness.

          SECTION 13.04. DISPUTES WITH HOLDERS OF CERTAIN SENIOR INDEBTEDNESS. Any failure by the Company to make any payment on or perform any other obligation under Senior Indebtedness, other than any indebtedness incurred by the Company or assumed or guaranteed, directly or indirectly, by the Company for money borrowed (or any deferral, renewal, extension or refunding thereof) or any indebtedness or obligation in which the provisions of this Section shall have been waived by the Company in the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default or event of default under Section 13.03 hereof for so long as (a) the Company shall be disputing its obligation to make such payment or perform such obligation and (b) either (i) such dispute shall not have resulted in a judgment against the Company or the applicable Subsidiary that shall have remained undischarged or unbonded and have remained in force for more than the applicable appeal period or (ii) in the event of such a judgment, the Company or the applicable Subsidiary shall in good faith be prosecuting an appeal or other proceeding for review and which a stay of execution shall have been obtained pending such appeal or review.

          SECTION 13.05. ACCELERATION OF NOTES. If an Event of Default, other than an Event of Default under paragraph (e) or (f) of Section 5.01, shall have occurred and be continuing, the Trustee or the Holder of Securities electing to accelerate the Securities pursuant to Section 5.02 shall give the Representatives of the Senior Indebtedness five days' prior written notice before accelerating the Securities, which notice shall state that it is a "Notice of Intent to Accelerate;" PROVIDED, HOWEVER, that the Trustee or such Holders may so accelerate the Securities immediately without such notice if at such time payment of any Senior Indebtedness shall have been accelerated. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness (or their Representatives) of the acceleration.

          SECTION 13.06. WHEN DISTRIBUTION MUST BE PAID OVER. If a distribution is made to Securityholders that because of this Article should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

          SECTION 13.07. RELATIVE RIGHTS. This Article defines the relative rights of Securityholders and holders of Senior Indebtedness. Nothing in this Indenture shall:

          (a) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

          (b) affect the relative rights of Securityholders and creditors of the Company other than holders of Senior Indebtedness; or

          (c) prevent the Trustee or any Securityholder from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Securityholders.

          If the Company fails because of this Article to pay principal of or interest on a Security on the due date, the failure is still an Event of Default.

          SECTION 13.08. SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

          SECTION 13.09. DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

          SECTION 13.10. RIGHTS OF TRUSTEE AND PAYING AGENT. The Trustee or Paying Agent may continue to make payments on the Securities until it receives notice satisfactory to it that payments may not be made under this Article. The Company, a Representative or a holder of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder may give the notice; PROVIDED, HOWEVER, that if an issue of Senior Indebtedness has a Representative, only the Representative may give the notice on behalf of the holders of Senior Indebtedness.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. The Security Registrar, the Paying Agent and the Conversion Agent may do the same with like rights.

          SECTION 13.11. NOTICE TO TRUSTEE. The Company shall give prompt written notice to a Responsible Officer at the address of the Trustee determined pursuant to Section 1.05 of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article Thirteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any Representative therefor, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section by the close of business on the Business Day immediately prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of principal or interest), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it during or after the close of business on such immediately prior Business Day.

          SECTION 13.12. TRUSTEE NOT A FIDUCIARY. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, but shall have only such obligations to such holders as are expressly set forth in this Article Thirteen.

          SECTION 13.13. EFFECTUATION OF SUBORDINATION BY TRUSTEE. Each Holder of Securities, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

          SECTION 13.14. ARTICLE APPLICABLE TO PAYING AGENTS. In case at any time any Paying Agent other than the Trustee and the Company shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall require otherwise) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

          SECTION 13.15. TRUSTEE; COMPENSATION NOT PREJUDICED. Nothing in this Article shall apply to claims of, or payments to, the Trustee pursuant to Section 6.07.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                   TIME WARNER INC.



                                   By
                                     Name:
                                     Title:


Attest:


By:
   Name:
   Title:

                                   [______________], as Trustee



                                   By
                                     Name:
                                     Title:

Attest:


By:
   Name:
   Title: